ACCOUNTS AND NOTES RECEIVABLE, NET - Accounts and notes receivable and the allowance for doubtful debt (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
ACCOUNTS AND NOTES RECEIVABLE, NET
Accounts receivable	¥ 2,488,988		¥ 1,845,205
Notes receivable	800		280
Allowance for doubtful debt	(267,682)		(189,501)	¥ (188,356)	¥ (134,569)
Accounts and notes receivable, net	¥ 2,222,106	$ 317,757	¥ 1,655,984